UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012 (March 27, 2012)

SeaCube Container Leasing Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-34931	98-0655416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Maynard Drive
Park Ridge, New Jersey	07656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 391-0800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 27, 2012, CLI Funding IV LLC (“CLI”), an indirect wholly owned subsidiary of SeaCube Container Leasing Ltd. (the “Company”), amended and restated in its entirety its existing credit facility, dated May 18, 2010 (as amended and restated, the “Amended and Restated Credit Agreement”).  The Amended and Restated Credit Agreement, by and among CLI, Wells Fargo Bank, National Association, Deutsche Bank Trust Company Americas, the other lenders from time to time party thereto (the “Lenders”) and Wells Fargo Securities, LLC, as Administrative Agent, (i) adds Deutsche Bank Trust Company Americas as a Lender, (ii) increases the total commitments of the Lenders available to CLI to $300,000,000 from $200,000,000 (iii) and extends the Scheduled Termination Date (as defined therein) to March 27, 2014, from May 9, 2013.

The foregoing description of the Amended and Restated Credit Agreement is a summary and is qualified in its entirety by reference to the Amended and Restated Credit Agreement attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 2.03. Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Form 8-K and is incorporated into this Item 2.03 by reference.

Item 7.01. Regulation FD Disclosure.

On March 27, 2012, the Company issued a press release announcing the Amended and Restated Credit Agreement. A copy of the press release is furnished with this report as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated March 27, 2012 between CLI Funding IV LLC and Wells Fargo Bank, National Association, Deutsche Bank Trust Company America and other lenders from time to time and Wells Fargo Securities, LLC, as Administrative Agent.

	99.1	Press release, dated March 27, 2012, issued by SeaCube Container Leasing Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACUBE CONTAINER LEASING LTD.
(Registrant)

By: /s/ Stephen P. Bishop
Stephen P. Bishop
Chief Operating Officer and Chief Financial Officer

Date: March 27, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated March 27, 2012 between CLI Funding IV LLC and Wells Fargo Bank, National Association, Deutsche Bank Trust Company America and other lenders from time to time and Wells Fargo Securities, LLC, as Administrative Agent.

99.1	Press release, dated March 27, 2012, issued by SeaCube Container Leasing Ltd.